EXHIBIT 23





                         CONSENT OF INDEPENDENT AUDITORS



         We consent to the incorporation by reference in the registration statement listed below of our report on the financial statements of the Caribbean Refrescos, Inc. Thrift Plan included in the Annual Report on Form 11-K of The Coca-Cola Company for the year ended December 31, 2001:

                  Registration Statement No. 33-26251 on Form S-8, dated December 20, 1988





                                            /s/ BANKS, FINLEY, WHITE & CO.



Atlanta, Georgia
June 25, 2002